Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

    THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 22, 2010 among PNM RESOURCES, INC., a New Mexico corporation (the "Company"), FIRST CHOICE POWER, L.P., a Texas limited partnership ("FCP", collectively with the Company, the "Borrowers" and each individually, a "Borrower"), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2005 (as amended or modified from time to time, the "Credit Agreement");

WHEREAS, the Borrowers have requested a non-pro rata reduction in the Revolving Committed Amount under the Credit Agreement as described below; and

WHEREAS, the Lenders are willing to agree to such non-pro rata reduction, subject to the terms set forth herein as more fully set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.           Amendment to Credit Agreement.

(a)         On the Effective Date (as defined in Section 3 below), the Commitment of Aurora Bank FSB (formerly known as Lehman Brothers Bank, FSB, and hereinafter "Aurora") under the Credit Agreement, whether used or unused, is irrevocably reduced to zero ($0.00) and, from and after the Effective Date, Aurora shall have no further obligation to fund any amount or extend any credit under the Credit Documents.

(b)         On the Effective Date, Aurora shall receive from the Borrowers all outstanding amounts of principal of Revolving Loans then due and owing to Aurora and all accrued interest with respect thereto.  Aurora agrees that, upon receipt of the amounts in the preceding sentence, it shall have been paid in full for all Revolving Loans, all interest with respect thereto and all fees owed to it under the Credit Agreement and it shall not be entitled to any other amounts under the Credit Agreement except, if applicable, (i) as set forth in Section 2 below and (ii) any fees provided under Section 3.4 of the Credit Agreement as to which Aurora and the Borrowers have otherwise reached agreement on the Effective Date and that have been communicated in writing to the Administrative Agent.

(c)           The Revolving Committed Amount is reduced by the amount of Aurora's Commitment from $600,000,000 to $568,000,000 and the definition of "Revolving Committed

Amount" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Revolving Committed Amount" means FIVE HUNDRED SIXTY-EIGHT MILLION DOLLARS ($568,000,000) or such other amount, as it may be reduced from time to time in accordance with Section 2.1(d) or increased pursuant to Section 2.1(f).

(d)           Schedule 1.1(a) to the Credit Agreement is amended and restated in its entirety in the form of Exhibit A attached to this Amendment.

2.           Surviving Provisions.  The Borrowers and Aurora hereby agree that, for any actions taken prior to the Effective Date, Sections 3.15, 11.1(e), 11.5 and 11.9 of the Credit Agreement shall continue in effect for the benefit of Aurora in accordance with the terms thereof.

3.           Effectiveness; Conditions Precedent.

This Amendment shall be effective on the date (the "Effective Date") on which:

(a)           the Administrative Agent shall have received copies of this Amendment duly executed by the Borrowers, the Lenders, Aurora and the Administrative Agent; and

(b)           Aurora shall have received from the Borrower payment of the amounts described in Section 1(b) above.

4.           Ratification of Credit Agreement.  The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment.  Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.

5.           Authority/Enforceability.  Each party hereto represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

6.           Representations and Warranties.  Each Borrower represents and warrants to the Lenders that (a) the representations and warranties of such Borrower set forth in Section 6 of the Credit

Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Lenders entering into this Amendment.

7.           No Conflicts.  Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to a Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Borrower's properties.

8.           Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts by telecopy or by electronic format (pdf) shall be effective as an original.

9.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:
PNM RESOURCES, INC.,
a New Mexico corporation

By:           /s/ C.N. Eldred
Name:      C.N. Eldred
Title:        EVP & CFO

FIRST CHOICE POWER, L.P.,
a Texas limited partnership

By: First Choice Power GP, LLC, its general partner

By:
Name:
Title:

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:
PNM RESOURCES, INC.,
a New Mexico corporation

By:
Name:
Title:

FIRST CHOICE POWER, L.P.,
a Texas limited partnership

By: First Choice Power GP, LLC, its general partner

By:       /s/ Brian Hayduk
Name:  Brian Hayduk
Title:   President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:          /s/ Maria A. McClain
Name:        Maria A. McClain
Title:         Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:          /s/ Patrick N. Martin
Name:         Patrick N. Martin
Title:          Senior Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:          /s/ Yann Blindert
Name:          Yann Blindert
Title:          Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

UNION BANK, N.A.

By:          /s/ Efrain Soto
Name:          Efrain Soto
Title:          Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:           /s/ Helen D. Davis
Name:      Helen D. Davis
Title:        Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.

By:           /s/ Todd C. Davis
Name:      Todd C. Davis
Title:        Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICAN, N.A., successor by merger to MERRILL LYNCH BANK USA

By:         /s/ Patrick Martin
Name:     Patrick Martin
Title:       Senior Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A.

By:         /s/ Melissa James
Name:    Melissa James
Title:      Authorized Signatory

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

UBS LOAN FINANCE LLC

By:           /s/ Irja R. Otsa
Name:     Irja R. Otsa
Title:       Associate Director

By:           /s/ Mary E. Evans
Name:      Mary E. Evans
Title:      Associate Director

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

WILLIAM STREET COMMITMENT CORPORATION

By:           /s/ Andrew Caditz
Name:      Andrew Caditz
Title:        Authorized Signatory

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (fka
CREDIT SUISSE, CAYMAN ISLANDS BRANCH)

By:           /s/ Nupur Kumar
Name:      Nupur Kumar
Title:        Vice President

By:           /s/ Lynne-Marie Paquette
Name:      Lynne-Marie Paquette
Title:        Associate

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:           /s/ Yann Blindert
Name:      Yann Blindert
Title:        Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

US BANK NATIONAL ASSOCIATION

By:           /s/ Holland H. Williams
Name:      Holland H. Williams
Title:        Portfolio Mgr

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION

By:           /s/ James B. Kaiser
Name:           James B. Kaiser
Title:           Senior Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON

By:           /s/ Mark W. Rogers
Name:      Mark W. Rogers
Title:       Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:           /s/ Jay T. Sartain
Name:      Jay T. Sartain
Title:       Authorized Signatory

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK HAPOALIM BM

By:           /s/ Helen H. Gateson
Name:      Helen H. Gateson
Title:        Vice President

By:           /s/ Frederic S. Becker
Name:      Frederic S. Becker
Title:        Senior Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF ALBUQUERQUE, N.A.

By:           /s/ John M. Valentine
Name:     John M. Valentine
Title:     SVP

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

COMPASS BANK

By:           /s/ Ellen Wamser
Name:      Ellen Wamser
Title:        Vice President

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

SOUTHWEST SECURITIES FSB

By:           /s/ Michael D. Jarrett
Name:           Michael D. Jarrett
Title:           Chief Credit Officer

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

Aurora hereby agrees to and acknowledges the terms of this Amendment and agrees and consents to its Commitment under the Credit Agreement being irrevocably terminated in full.

AURORA BANK FSB

By:           /s/ Theodore Janulis
Name:           Theodore Janulis
Title:           Chairman

PNM RESOURCES, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

Exhibit A
to Fourth Amendment to Credit Agreement

SCHEDULE 1.1(a)

PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$60,000,000	10.563380282%
Wachovia Bank, National Association	$60,000,000	10.563380282%
Union Bank of California, N.A.	$60,000,000	10.563380282%
JPMorgan Chase Bank, N.A.	$42,000,000	7.394366197%
Citibank, N.A.	$42,000,000	7.394366197%
Merrill Lynch Bank USA	$32,000,000	5.633802817%
Morgan Stanley Bank	$32,000,000	5.633802817%
UBS Loan Finance LLC	$27,000,000	4.753521127%
William Street Commitment Corporation	$21,000,000	3.697183099%
Credit Suisse, Cayman Islands Branch	$32,000,000	5.633802817%
Wells Fargo Bank, N.A.	$19,500,000	3.433098592%
U. S. Bank National Association	$25,000,000	4.401408451%
HSBC Bank USA, National Association	$25,000,000	4.401408451%
Mellon Bank, N.A.	$21,000,000	3.697183099%
Royal Bank of Canada	$21,000,000	3.697183099%
Bank Hapoalim BM	$16,000,000	2.816901408%
Bank of Albuquerque, N.A.	$12,500,000	2.200704225%
Compass Bank	$10,000,000	1.760563380%
Southwest Securities Bank	$10,000,000	1.760563380%

Total	$568,000,000	100.000000000%